UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 19, 2011, SunOpta Inc. (the “Company”) held its Annual & Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the SunOpta Inc. 2002 Amended and Restated Stock Option Plan (as amended, the “Stock Option Plan”), to increase the number of common shares of the Company (“Common Shares”) reserved for issuance upon the exercise of options granted thereunder by 2,500,000 Common Shares. The Amendment was approved by the Company’s Board of Directors (the “Board”) on March 8, 2011 based on the recommendation of the Compensation Committee, subject to shareholder approval.

In connection with the Amendment to increase the number of Common Shares reserved for issuance under the Stock Option Plan, the Board also approved certain housekeeping and other amendments to the Stock Option Plan to bring the Stock Option Plan current with present trends and to be consistent with regulatory guidance including, but not limited to, amendments to clarify the limitations on the number of Common Shares issuable to insiders and non-executive directors pursuant to options granted under the Stock Option Plan and to clarify the types of amendments to the Stock Option Plan that would require shareholder approval.

The Stock Option Plan provides the Company’s employees, directors, officers and consultants with the opportunity to purchase Common Shares and is designed to attract, retain and motivate qualified employees, directors, officers and consultants in order to achieve the Company’s long-term growth and profitability objectives, provide competitive levels of remuneration, recognize individual initiatives and achievements, link compensation to corporate performance and align the interests of the Company’s employees, directors, officers and consultants with the interests of shareholders. Options may be granted under the Stock Option Plan only until May 14, 2017.

A description of the terms of the Stock Option Plan is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011. Such description is incorporated by reference herein and is qualified in its entirety by reference to the full text of the Stock Option Plan, as amended to reflect the amendments described above, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The matters voted upon at the Meeting included (i) the election of nine directors of the Company for the ensuing year; (ii) the appointment of Deloitte & Touche LLP as the independent registered public accounting firm and auditor of the Company for the ensuing year and to authorize the Audit Committee of the Company to fix their remuneration; (iii) the approval of a resolution to amend the company’s Amended and Restated 2002 Stock Option Plan, to increase the number of Common Shares reserved for issuance upon the exercise of options granted thereunder by 2,500,000 Common Shares; (iv) the approval, on an advisory basis, of a resolution relating to the compensation of the Company’s named executive officers; and (v) an advisory vote regarding how frequently the Company should ask for an advisory vote regarding the compensation of the Company’s named executive officers.

Our scrutineer reported the vote of the shareholders as follows:

1.	Election of Directors

Director Name	Votes For	Votes Withheld
Jay Amato	35,285,940	908,412
Steven Bromley	35,485,601	708,751
Douglas Greene	35,370,898	823,454
Victor Hepburn	35,503,942	690,410
Katrina Houde	34,493,861	1,700,491
Cyril Ing	35,038,565	1,155,787
Jeremy Kendall	35,037,590	1,156,762
Alan Murray	35,507,832	686,520
Allan Routh	35,507,832	686,520

2.	Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Withheld
47,872,789	121,938

3.	Amendment to the Company’s Amended and Restated 2002 Stock Option Plan

Votes For	Votes Against	Abstain
32,362,639	2,597,724	110,468

4.	Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain
35,143,164	952,507	98,684

5.	Advisory Vote Regarding How Frequently the Company should ask for an Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain
29,155,254	2,103,045	793,791	137,837

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

                The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ John Dietrich

John Dietrich
Vice President, Corporate Development
and Secretary

Date	May 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	SunOpta Inc. 2002 Stock Option Plan, Amended and Restated May 2011